UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund

(exact name of registrant as specified in charter)

280 Park Avenue

11th Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

Marisa Beeney

280 Park Avenue

11th Floor

New York, NY 10017

Registrant’s telephone number, including area code: (212) 503-2100

Date of fiscal year end:	December 31
Date of reporting period:	May 26, 2010 – December 31, 2010

Item 1. Report to Stockholders.

Blackstone / GSO Senior

Floating Rate Term Fund

1.877.876.1121  |  WWW.BLACKSTONE–GSO.COM

Blackstone / GSO Senior Floating Rate Term Fund
Manager Commentary	December 31, 2010

To our Shareholders:

This is our first Annual Report and our second formal communication with you since the Fund commenced operations on May 26, 2010. Before getting into the performance of the Fund and our discussion of the leveraged finance market, we would like to take this opportunity to thank you for your investment in the Fund and the continued confidence which you have placed in us as the adviser to Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”, or “BSL”).

We noted in our June 30, 2010 Semi-Annual Report that the Fund was well on its way to becoming fully invested, with the “ramp-up” proceeding at a slightly faster pace than we had anticipated. As of December 31, 2010, the Fund had an invested balance of $421.4 million (this balance does not include short-term investments). Much of the portfolio was invested during the third and fourth quarters of 2010, when credit spreads were widening, due in large part to continued global concerns over the potential for multiple defaults in the European sovereign credit markets, which started with Greece late in the second quarter and plagued the markets through the summer. Prompt action by the European Central Bank, acting in concert with the Federal Reserve Bank, helped to avert a full-blown crisis with a second round of monetary easing across the globe. With those stabilizing forces in place, the leveraged finance markets quickly returned to a normalcy not seen in nearly four years, and by the fourth quarter of 2010, credit spreads stabilized and an active primary issuance market re-emerged.

Conditions in the Leveraged Finance Market

The past year proved to be a turning point for both the senior secured loan market and the high yield corporate bond market. The Credit Suisse Leveraged Loan Index® (“CSLLI”) returned 9.97% for all of 2010, with a third of that gain coming during the fourth quarter, while US high yield bonds returned 14.42% according to Credit Suisse. New issue volume worked its way back up to $233 billion for the year, which remains just below the long-term historic average of $243 billion, but still a far cry from the record breaking $535 billion mark set in 20071. Most importantly, fundamental credit quality improved as we saw the default rate plummet from a 10.81% peak in November 2009, to a more manageable 1.87%, on a 12-month lagging basis, by December 20101. The year also saw an increase in large leveraged buyout transactions, which were a significant source of new loan issuance. Average financial leverage associated with these transactions was well below the peak of 6.2-times earnings before interest, taxes and depreciation (a measure of the ability of a company to service its debts) set during 20071. We believe it is a positive for credit assets that financial leverage has fallen back to the more reasonable and comfortable levels of 2004/2005, averaging 5.2-times1. In addition to lower leverage, corporate liquidity remains strong with an estimated $4 trillion of global corporate balance sheet cash, an increase of 37% from 20072. With this as a backdrop, we believe that corporate balance sheets are generally in good shape going into 2011 and likely to continue to improve.

The fundamental improvements in corporate credit combined with prolonged and aggressively easy monetary policies by central banks, particularly the Federal Reserve, which continues to hold short-term interest rates at near zero, have been working in tandem to coax investors into higher yielding but riskier asset classes. During 2010 individual and institutional investors injected billions of new cash into the leveraged finance debt markets. This dramatic inflow of capital, along with low absolute interest rates, encouraged a surge in issuance with over $298 billion in high yield bonds coming to the market over the course of the year. Investors’ strong appetite for senior floating rate loans resulted in a 6.7 point increase in the CSLLI, which closed 2010 at 94.11 (up from 87.41 at December 31, 2009). This rally has accelerated during the early weeks of 2011, closing at 95.64 on January 31, a gain of nearly 2% on the month. We expect strong capital flows into the credit markets to continue throughout 2011 with a continued emphasis on loans as the economy extends its recovery and investors begin to refocus on the likelihood of rising interest rates.

[1]	Standard & Poor’s LCD Quarterly Review, Fourth quarter 2010
[2]	Citigroup Corporate Advisory

Annual Report | December 31, 2010	1

Blackstone / GSO Senior Floating Rate Term Fund
Manager Commentary	December 31, 2010

Management Discussion of the Fund

Blackstone / GSO Senior Floating Rate Term Fund is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL”. The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). The Fund may also invest in second-lien loans and high yield bonds and employs leverage, which may increase risk.

The Fund outperformed the CSLLI during the three months ended December 31, 2010, and was approximately on par with the index for the period since inception of the Fund. One factor contributing to the Fund’s outperformance during the fourth quarter was the use of leverage, which was fully deployed by early October. The average interest cost of the $144 million aggregate senior notes and term preferred shares issued by the Fund is 1.78% over 3-month LIBOR. We believe that the portfolio of the Fund is well-positioned to take advantage of the new-issue and secondary market loan and bond opportunities.

Portfolio Positioning and Strategy

As we stated during the marketing of the Fund IPO last May, we continue to be optimistic that the U.S. economy will grow and credit fundamentals will continue to improve for the foreseeable future. The leveraged finance markets continue to enjoy price appreciation and improving credit fundamentals and while we remain cautious, we are optimistic that the U.S. economy will continue to grow and credit quality will continue to make strides throughout 2011. We have continued to favor floating rate loans over fixed-rate bonds, given that floating rates provide a natural hedge against the potential negative impact of rising interest rates. In constructing the portfolio, we have also focused on those senior loans and bonds that have been issued post-financial crisis as those assets tend to have terms and conditions that are more favorable to lenders.

We thank you for your confidence in the Fund and look forward to future communications to keep you apprised of the progress of the Fund and conditions in the leveraged finance markets. Fund information is available on its website at www.blackstone-gso.com/bsl.

Best wishes for a happy, healthy, and prosperous new year,

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	December 31, 2010 (Unaudited)

Portfolio Characteristics

Weighted Average Spread	5.00%
Current Dividend Yield	6.61%
Weighted Average Days to Reset	58
Average Position as % NAV	0.69%
Top 10 Holdings*
Vertafore, Inc., Senior Secured Original Term B-2 Loan	1.46%
John Henry Holdings Inc., Sen. Secured Effective Date Term Advance Loan	1.33%
Savvis, Inc., Senior Secured Term Loan	1.27%
PSC, LLC, Senior Secured Term Loan	1.24%
Dresser, Inc., Senior Secured Second Lien Loan	1.18%
Hughes Network Systems LLC, Senior Unsecured Bond	1.16%
Avaya, Inc., Senior Secured Term B-2 Loan	1.16%
Smurfit Stone Container Corp., Senior Secured Term Loan	1.15%
Brickman Group Holdings Inc., Senior Secured Term Loan	1.15%
Fairmount Minerals, Ltd., Senior Secured Term B Loan	1.15%
Top 10 Holdings	12.26%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

* As a percentage of managed assets.

Annual Report | December 31, 2010	3

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	December 31, 2010 (Unaudited)

Top 5 Industries*
Diversified/Conglomerate Service			12.24%
Telecommunications			9.65%
Electronics			8.25%
Healthcare, Education & Childcare			8.09%
Chemicals, Plastics & Rubber			5.15%

BSL Total Return
	1 Month	3 Month	Since Inception
NAV	1.19%	3.75%	6.37%
Market Price	2.74%	6.35%	3.29%
Credit Suisse Leveraged Loan Index	1.33%	3.30%	6.39%

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

* As a percentage of managed assets

4	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
FLOATING RATE LOAN INTERESTS(a) - 134.18%
Automobile - 0.51%
CCC Information Services, Inc., Senior Secured Term Loan, 5.500%, 11/15/2015	B1	$676,230	$682,678
Remy International, Inc., Senior Secured Term B Loan, 4.500%, 12/17/2016	B1	833,333	839,583

			1,522,261

Banking - 0.25%
Fifth Third Processing Solutions LLC, Senior Secured First Lien Term Loan, 5.500%, 11/03/2016	Ba3	746,269	753,731

Beverage, Food and Tobacco - 3.65%
Burger King Corp., Senior Secured Term Loan, 6.250%, 10/06/2016	Ba3	3,529,412	3,587,965
Dunkin’ Brands, Inc., Senior Secured Term B Loan, 5.750%, 01/23/2017	B1	1,785,714	1,809,777
Green Mountain Coffee Roasters, Inc., Senior Secured Term B Facility Loan, 5.500%, 12/16/2016	Ba3	877,193	878,473
Michael Foods, Inc., Senior Secured Term B Loan, 6.250%, 06/29/2016	B1	4,511,119	4,580,680

			10,856,895

Broadcasting and Entertainment - 2.50%
Intelsat Jackson Holdings, Ltd., Senior Secured Term B Loan, 3.750%, 04/06/2018	B3	2,416,107	2,445,040
Knology, Inc., Senior Secured Term B Loan, 5.500%, 09/30/2016	B1	1,950,000	1,963,894

Annual Report | December 31, 2010	5

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Broadcasting and Entertainment (continued)
SW Acquisitions Co., Inc., Senior Secured Term Loan, 5.750%, 06/01/2016	Ba2	$2,984,925	$3,013,848

			7,422,782

Buildings and Real Estate - 1.56%
Custom Building Products, Inc., Senior Secured Term B Loan, 5.750%, 03/19/2015	B1	4,602,727	4,637,271

Cargo Transport - 2.64%
Kenan Advantage Group, Inc., Senior Secured Term Loan, 5.500%, 07/19/2016	Ba3	3,333,333	3,343,750
Ozburn-Hessey Holdings Co., Senior Secured First Lien Term Loan, 7.500%, 04/08/2016	B1	1,989,975	2,017,337
Ozburn-Hessey Holdings Co., Senior Secured Second Lien Loan, 10.500%, 10/08/2016	B1	2,500,000	2,493,750

			7,854,837

Chemicals, Plastics and Rubber - 7.65%
Brenntag Holding GmbH & Co., Senior Subordinate Second Lien Loan, 6.453%, 07/17/2015	Ba2	5,000,000	5,060,000
Gentek, Inc., Senior Secured Tranche B Term Loan, 6.752%, 10/06/2015	B1	2,539,930	2,576,975
Nalco Co., Senior Secured Term B-1 Loan, 4.500%, 10/05/2017	Ba1	1,822,433	1,841,796
Rockwood Specialties Group, Inc., Senior Secured Tranche H Term Loan, 6.000%, 05/15/2014	Ba2	2,243,275	2,262,623
Styron LLC, Senior Secured Term Loan, 7.500%, 06/14/2016	B2	4,366,304	4,438,349

6	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Chemicals, Plastics and Rubber (continued)
Univar, Inc., Extended Tranche B Term Loan, 6.250%, 11/30/2016	B2	$3,535,583	$3,543,326
Univar, Inc., Senior Secured Term D Loan, 6.250%, 06/30/2017	B2	2,992,500	2,999,981

			22,723,050

Containers, Packaging and Glass - 7.34%
Graham Packaging Co., Inc., Senior Secured Term C Loan, 6.750%, 04/05/2014	B1	3,969,697	4,023,864
John Henry Holdings, Inc., Senior Secured Effective Date Term Advance Loan, 7.000%, 05/13/2016	B2	5,850,000	5,879,250
Reynolds Consumer Products, Inc., Senior Secured Add- On Term Loan, 6.250%, 05/05/2016	Ba3	4,937,500	4,984,406
Reynolds Consumer Products, Inc., Senior Secured Term D Loan, 6.500%, 05/12/2016	Ba3	1,839,080	1,863,678
Smurfit Stone Container Corp., Senior Secured Term Loan, 6.750%, 02/10/2016	B2	4,987,500	5,079,220

			21,830,418

Diversified Natural Resources, Precious Metals and Minerals - 1.70%
Fairmount Minerals, Ltd., Senior Secured Term B Loan, 6.750%, 08/05/2016	B1	4,969,643	5,062,824

Diversified/Conglomerate Manufacturing - 1.59%
Lantiq Group, Senior Secured Term Loan, 9.000%, 11/12/2015	B2	2,873,492	2,880,676
Polymer Group, Inc., Senior Secured Tranche 2 Term Loan, 7.000%, 11/22/2012	Ba3	989,730	991,576

Annual Report | December 31, 2010	7

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Diversified/Conglomerate Manufacturing (continued)
United Components, Inc., Senior Secured Term B Loan, 6.251%, 06/17/2020	Ba3	$831,250	$841,641

			4,713,893

Diversified/Conglomerate Service - 20.06%
Allied Security Holding LLC, Senior Secured Term Loan, 7.750%, 02/20/2015	Ba3	1,729,025	1,745,779
Amscan Holdings, Inc., Senior Secured First Lien Term Loan, 7.350%, 12/02/2017	B2	3,876,295	3,886,781
Avis Budget Holdings LLC, Senior Secured Extended Term Loan, 5.750%, 04/19/2014	Ba2	2,983,037	2,996,446
Brickman Group Holdings, Inc., Senior Secured Term Loan, 7.250%, 10/14/2016	B1	5,000,000	5,070,000
Datatel, Inc., Senior Secured First Lien Term Loan, 6.545%, 12/10/2015	Ba3	384,403	386,325
Datatel, Inc., Senior Secured Second Lien Loan, 10.250%, 12/09/2016	Ba3	3,000,000	3,041,880
iHealth Technologies, Inc., Senior Secured Term B Loan, 6.000%, 12/28/2016	B2	1,454,545	1,447,273
infoGROUP, Inc., Senior Secured Term B Loan, 6.250%, 07/11/2016	B1	4,975,000	5,026,815
Johnson Diversey, Inc., Senior Secured Tranche B Dollar Term Loan, 5.250%, 11/24/2015	Ba2	4,332,020	4,365,853
Kronos, Inc., Senior Secured Second Lien Loan, 6.050%, 06/11/2015	Ba3	4,000,000	3,921,000
N.E.W. Customer Service Cos., Inc., Senior Secured Term Loan, 6.000%, 03/23/2016	Ba3	4,727,950	4,714,948
Savvis, Inc., Senior Secured Term Loan, 6.750%, 08/04/2016	B1	5,506,200	5,601,402

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Diversified/Conglomerate Service (continued)
Sitel/Clientlogic Corp., Senior Secured Term Loan, 5.790%, 01/30/2014	B1	$3,500,000	$3,348,328
Smile Brands Group, Inc., Senior Secured Term Loan, 5.750%, 12/14/2017	Ba3	4,261,364	4,237,394
TNS, Inc., Senior Secured Term Loan, 6.000%, 11/18/2015	Ba3	4,979,839	5,008,871
US Investigation Services, Inc., Senior Secured Tranche D Incremental Term Loan, 7.750%, 02/21/2015	B1	4,761,786	4,821,308

			59,620,403

Ecological - 4.51%
Advanced Disposal Services, Inc., Senior Secured Term B Loan, 6.000%, 01/14/2015	Ba3	4,974,874	5,037,060
Casella Waste Systems, Inc., Senior Secured Term B Loan, 7.000%, 04/09/2014	Ba2	2,860,376	2,887,193
PSC LLC, Senior Secured Term Loan, 7.250%, 07/27/2016	B1	5,440,000	5,480,800

			13,405,053

Electronics - 9.71%
Airvana, Inc., Senior Secured Term Loan, 11.000%, 08/24/2014	B2	2,366,667	2,378,500
Aspect Software, Inc., Senior Secured Term B Loan, 6.250%, 05/07/2016	Ba3	4,364,937	4,397,674
Hyland Software, Inc., Senior Secured Term Loan, 6.750%, 12/17/2016	B2	1,333,333	1,338,333
L-1 Identity Solutions, Inc., Senior Secured Tranche B-1 Term Loan, 6.750%, 08/05/2013	B1	3,333,449	3,335,532

Annual Report | December 31, 2010	9

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Electronics (continued)
L-1 Identity Solutions, Inc., Senior Secured Tranche B-2 Term Loan, 7.250%, 08/05/2013	B1	$2,859,176	$2,862,750
MedAssets, Inc., Senior Secured Term B Loan, 5.250%, 11/15/2016	Ba3	1,666,667	1,678,125
RBS WorldPay, Senior Secured Term B-2-A Loan, 4.500%, 10/15/2017	Ba2	1,538,462	1,551,208
Spansion, Inc., Senior Secured Term Loan, 6.500%, 02/09/2015	B2	2,791,593	2,833,481
Vertafone, Inc., Senior Secured Term Loan, 9.750%, 10/27/2017	B1	2,000,000	2,026,260
Vertafore, Inc., Senior Secured Term Loan, 6.750%, 07/29/2016	B1	6,412,222	6,457,973

			28,859,836

Farming and Agriculture - 2.69%
Bolthouse Farms, Inc., Senior Secured First Lien Term Loan, 5.501%, 02/08/2016	B1	1,935,455	1,957,838
Bolthouse Farms, Inc., Senior Secured Second Lien Loan, 9.500%, 08/11/2016	B1	3,000,000	3,040,305
Butler Animal Health, Senior Secured Term Loan, 5.500%, 12/31/2015	B1	2,984,925	2,997,372

			7,995,515

Finance - 6.53%
Fidelity National Information Services, Inc., Senior Secured Term B Loan, 5.250%, 07/12/2014	Ba1	3,990,000	4,044,843
HarbourVest Partners LP, Senior Secured Term Loan, 6.250%, 12/10/2016	Ba3	4,850,746	4,862,873

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Finance (continued)
Interactive Data Corp., Senior Secured Term Loan, 6.750%, 01/29/2017	Ba3	$4,975,000	$5,046,938
NCO Group, Inc., Senior Secured B Advance Term Loan, 7.500%, 05/15/2013	B1	1,880,025	1,861,225
Sungard Data Systems, Inc., Senior Secured Incremental Term Loan, 6.750%, 02/28/2014	Ba3	3,545,677	3,578,173

			19,394,052

Grocery - 1.35%
Roundy’s, Inc., Senior Secured Second Lien Loan, 10.000%, 12/03/2014	B1	1,000,000	1,016,880
Roundy’s, Inc., Senior Secured Tranche B Term Loan, 3.760%, 11/03/2013	B1	2,976,744	2,985,570

			4,002,450

Healthcare, Education and Childcare - 10.99%
1-800 Contacts, Inc., Senior Secured Term Loan, 7.700%, 03/04/2015	Ba2	4,431,166	4,420,088
Alliance Healthcare Services, Inc., Senior Secured Term B Loan, 5.500%, 06/02/2016	Ba3	2,977,444	2,983,652
Ardent Medical Services, Inc., Senior Secured Term Loan, 6.500%, 09/15/2015	B1	5,015,234	5,027,797
Aurora Diagnostics LLC, Senior Secured Term B Loan, 6.250%, 05/21/2016	Ba2	2,543,056	2,544,124
CHG Cos., Inc., Senior Secured First Lien Term Facility Loan, 7.250%, 10/05/2016	Ba3	2,221,875	2,238,539
Cidron Healthcare, Ltd., Senior Secured Term B Loan, 5.750%, 12/22/2016	Ba3	1,322,314	1,338,149

Annual Report | December 31, 2010	11

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Healthcare, Education and Childcare (continued)
Davita, Inc., Senior Secured Term B Loan, 4.500%, 10/20/2016	Ba2	$2,472,527	$2,498,996
Hanger Orthopedic Group, Inc.,
Senior Secured Term B Loan, 5.250%, 12/01/2016	Ba3	833,333	840,754
Res-Care, Inc., Senior Secured Term B Loan, 4.750%, 12/22/2013	Ba2	2,000,000	1,970,000
RuralMetro Corp., Senior Secured Term B Loan, 6.000%, 11/24/2016	B3	842,105	851,747
Universal Health Services, Inc., Senior Secured Term B Loan, 5.500%, 07/28/2016	Ba2	4,000,000	4,063,140
Warner Chilcott PLC, Senior Secured Term A Loan, 6.000%, 10/30/2014	Ba3	1,428,501	1,434,750
Warner Chilcott PLC, Senior Secured Term B-1 Loan, 6.250%, 04/30/2015	Ba3	706,924	713,071
Warner Chilcott PLC, Senior Secured Term B-2 Loan, 6.250%, 04/30/2015	Ba3	1,177,157	1,187,392
Warner Chilcott PLC, Senior Secured Term B-3 Loan, 6.250%, 04/30/2015	Ba3	549,973	554,755

			32,666,954

Home And Office Furnishings, Housewares and Durable Consumer Products - 4.11%
Advantage Sales & Marketing LLC, Senior Secured Second Lien Term Loan, 9.250%, 06/17/2017	Ba3	5,000,000	5,041,575
Chill Intermediate Holdings, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/27/2016	Ba3	3,022,727	3,043,992

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Home and Office Furnishings, Housewares and Durable Consumer Products (continued)
Clopay Ames True Temper Holding Corp., Senior Secured Term Facility Loan, 7.750%, 09/28/2016	B1	$4,114,583	$4,145,443

			12,231,010

Insurance - 1.48%
Alliant Holdings, Inc., Senior Secured Tranche C Incremental Term Loan, 8.000%, 08/21/2014	B2	3,162,261	3,225,506
AmWINS Group, Inc., Senior Secured Second Lien Loan, 5.810%, 06/08/2014	B2	1,377,865	1,183,820

			4,409,326

Leisure, Amusement and Entertainment - 4.66%
Cedar Fair LP, Senior Secured Term B Loan, 5.500%, 12/15/2016	Ba2	4,825,197	4,881,507
FoxCo Acquisition Sub LLC, Senior Secured Term Loan, 7.500%, 07/14/2015	B2	4,964,454	4,942,114
Universal City Development Partners, Ltd., Senior Secured Term B Loan, 5.500%, 11/06/2014	Ba2	3,969,925	4,012,919

			13,836,540

Machinery (Non Agricultural; Non Construction; Non Electronic) - 2.02%
Dresser, Inc., Senior Secured Second Lien Loan, 6.034%, 05/04/2015	B2	5,200,000	5,203,900
Sensus Metering Systems, Inc., Senior Secured Term B-3 Loan, 7.000%, 06/03/2013	Ba2	790,221	796,641

			6,000,541

Annual Report | December 31, 2010	13

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Oil and Gas - 5.22%
CITGO Petroleum Corp., Senior Secured Term B Loan, 8.000%, 06/24/2015	Ba2	$1,950,000	$2,022,725
CITGO Petroleum Corp., Senior Secured Term C Loan, 9.000%, 06/24/2017	Ba2	1,990,000	2,082,455
First Reserve Crestwood Holdings Corp., Senior Secured Term Loan, 10.500%, 10/01/2016	Caa1	4,500,000	4,595,625
FR Brand Acquisition, Senior Secured Second Lien B-2 Loan, 7.313%, 02/07/2015	B1	2,000,000	1,805,000
Sheridan Production Co., Senior Secured Term Loan,
7.500%, 04/20/2017	B3	331,499	334,556
7.500%, 04/20/2017	B3	542,724	547,728
7.500%, 04/20/2017	B3	4,095,777	4,133,540

			15,521,629

Personal and Nondurable Consumer Products - 2.12%
Revlon Consumer Products Corp., Senior Secured New Term Loan, 6.001%, 03/11/2015	Ba3	4,967,475	4,995,417
Viking Acquisition, Inc., Senior Secured Term Loan, 6.000%, 11/05/2016	Ba3	1,295,455	1,300,319

			6,295,736

Personal, Food and Miscellaneous Services - 7.90%
AdvancePierre Foods, Inc., Senior Secured First Lien Term Loan, 7.001%, 09/29/2016	B1	4,924,243	4,934,510
Denny’s Corp., Senior Secured Term Loan, 6.500%, 09/30/2016	B1	3,840,000	3,894,413
DineEquity, Inc., Senior Secured Term Loan, 6.000%, 10/07/2017	Ba2	2,435,786	2,476,501

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Personal, Food and Miscellaneous Services (continued)
NBTY, Inc., Senior Secured Term B Loan, 6.250%, 09/21/2016	Ba3	$2,212,389	$2,247,787
Protection One Alarm Monitoring, Inc., Senior Secured Term B Loan, 6.000%, 06/04/2016	B1	4,894,557	4,919,030
Sedgwick CMS, Inc., Senior Secured Second Lien Loan, 9.000%, 05/28/2017	B1	5,000,000	5,000,000

			23,472,241

Printing and Publishing - 3.71%
Cenveo Corp., Senior Secured Term Loan, 6.250%, 12/21/2016	Ba3	4,761,905	4,805,547
CW Acquisition LP, Senior Secured Term B Loan, 9.000%, 07/01/2010	Ba3	4,391,578	4,465,708
Getty Images, Inc., Senior Secured Term Loan, 5.250%, 11/04/2016	Ba2	1,743,881	1,761,102

			11,032,357

Retail Stores - 6.06%
Gymboree Corp., Senior Secured Term Loan, 5.500%, 11/16/2017	B1	1,222,222	1,230,912
Harbor Freight Tools, Senior Secured Term Facility Loan, 6.500%, 12/22/2017	Ba3	3,985,816	3,986,633
PETCO Animal Supplies, Inc., Senior Secured First Lien Term Loan, 6.000%, 11/24/2017	Ba3	2,093,023	2,098,476
Sagittarius Brands, Inc., Senior Secured Term Loan, 7.501%, 12/30/2040	B1	2,643,750	2,648,707
Sports Authority, Inc., Senior Secured Term Loan, 7.500%, 11/25/2017	B3	5,000,000	5,012,500

Annual Report | December 31, 2010	15

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Retail Stores (continued)
Toys “R” Us, Inc., Senior Secured Term Loan, 6.000%, 09/01/2016	B1	$2,992,500	$3,025,118

			18,002,346

Telecommunications - 9.10%
Alaska Communication Systems Holdings, Inc., Senior Secured Term Loan, 6.250%, 10/15/2016	Ba3	3,683,036	3,701,451
Avaya, Inc., Senior Secured Term B-2 Loan, 10.500%, 10/24/2014	B1	4,952,569	5,104,241
Fibertech Networks LLC, Senior Secured Term Loan, 6.750%, 11/30/2016	B2	3,214,286	3,274,553
Global Tel Link, Senior Secured First Lien Term Loan, 7.250%, 11/10/2016	B1	4,506,777	4,453,259
MidContinent Communications Investor LLC, Senior Secured Term B Loan, 6.250%, 12/31/2016	B1	4,987,500	5,048,597
Syniverse Technologies, Inc., Senior Secured Term Loan, 3.750%, 12/21/2017	Ba2	1,449,275	1,467,848
Telcordia Technologies, Inc., Senior Secured Term Loan, 6.750%, 04/30/2016	B1	3,980,000	3,986,627

			27,036,576

Utilities - 2.57%
Aquilex Holdings LLC, Senior Secured Term Loan, 5.500%, 04/01/2016	Ba3	2,969,409	2,970,641

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Utilities (continued)
New Development Holdings LLC (Calpine), Senior Secured Term B Loan, 7.000%, 05/22/2012	Ba3	$4,571,150	$4,656,036

			7,626,677

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $391,959,795)			398,787,204

CORPORATE BONDS - 7.60%
Beverage, Food and Tobacco - 1.61%
Logan’s Roadhouse, Inc., Senior Secured Bond, 10.750%, 10/15/2017(b)	B2	3,000,000	3,255,000
Michael Foods, Inc., Senior Unsecured Bond, 9.750%, 07/15/2018(b)	B1	1,400,000	1,536,500

			4,791,500

Healthcare, Education and Childcare - 1.02%
Aurora Diagnostics LLC, Senior Unsecured Bond, 10.750%, 01/15/2018(b)	B3	3,000,000	3,022,500

Leisure, Amusement and Entertainment - 0.74%
Universal City Development Partners, Ltd., Senior Subordinated Unsecured Bond, 10.875%, 11/15/2016	Ba2	2,000,000	2,195,000

Software - 0.89%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(b)	Ba3	2,608,000	2,640,600

Telecommunications - 3.34%
Cincinnati Bell, Inc., Senior Unsecured Bond, 8.375%, 10/15/2020	B2	5,000,000	4,812,500

Annual Report | December 31, 2010	17

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2010

	Moody’s Rating (Unaudited)	Principal Amount	Market Value
Telecommunications (continued)
Hughes Network Systems LLC, Senior Unsecured Bond, 9.500%, 04/15/2014	Baa3	$4,955,000	$5,134,619

			9,947,119

TOTAL CORPORATE BONDS
(Cost $22,094,828)			22,596,719

SHORT TERM INVESTMENT - 11.69%
BONY Cash Reserve (0.05% 7-Day Yield)		34,732,199	34,732,199

TOTAL SHORT TERM INVESTMENT
(Cost $34,732,199)			34,732,199

Total Investments - 153.47% (Cost $448,786,822)			456,116,122

Liabilities in Excess of Other Assets - (4.98)%			(14,801,861)

Term Preferred Shares - (16.19)%* (plus distributions payable on term preferred shares)			(48,108,627)

Senior Secured Notes - (32.30)%			(96,000,000)

Net Assets - 100.00%			$297,205,634

Amounts above are shown as a percentage of net assets as of December 31, 2010.

*	Series A Floating Rate Cumulative Term Preferred Shares, “Term Preferred Shares”.
(a)	The interest rate shown represents the rate at period end.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $10,454,600, which represents approximately 3.52% of net assets as of December 31, 2010.

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Assets and Liabilities	December 31, 2010

ASSETS:
Investments, at value (Cost $448,786,822)	$456,116,122
Receivable for investment securities sold	6,777,833
Interest receivable	2,637,681
Deferred financing costs (Note 7)	2,864,343
Prepaid expenses and other assets	133,404
Total Assets	468,529,383

LIABILITIES:
Payable for investment securities purchased	24,065,473
Distributions payable to common shareholders	1,620,803
Senior secured notes (Note 7)	96,000,000
Interest due on senior secured notes (Note 7)	157,520
Accrued investment advisory fee payable	738,098
Accrued trustees’ fees payable	24,736
Other payables and accrued expenses	608,492
Total Liabilities	123,215,122
$345,314,261

TERM PREFERRED SHARES: (NOTE 7)
Term Preferred Shares, plus distributions payable on preferred shares ($1,000 liquidation value per share, 48,000 shares issued and outstanding)	48,108,627
Total Term Preferred Shares	48,108,627
Net Assets Applicable to Common Shareholders	$297,205,634

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$288,566,160
Accumulated net realized gain on investments	1,310,174
Net unrealized appreciation on investment securities	7,329,300
Net Assets Applicable to Common Shareholders	$297,205,634

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,139,833
Net asset value per common share	$19.63

See Notes to Financial Statements

Annual Report | December 31, 2010	19

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Operations	For the period May 26, 2010 (Commencement of Operations) to December 31, 2010

INVESTMENT INCOME:
Interest	$13,210,834
Facility and other fees	350,833
Total Investment Income	13,561,667
EXPENSES:
Investment advisory fee	2,294,480
Fund accounting and administration fees	344,172
Insurance expense	180,258
Legal and audit fees	221,187
Trustees’ fees and expenses	90,236
Printing expense	25,251
Interest on senior secured notes	734,924
Amortization of deferred financing costs (Note 7)	172,447
Other expenses	135,688
Total Expenses	4,198,643
Net Investment Income	9,363,024
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investment securities	2,434,110
Change in net unrealized appreciation on investment securities	7,329,300
Net Realized and Unrealized Gain on Investments	9,763,410
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(497,178)
Total Distributions to Preferred Shareholders	(497,178)
Net Increase in Net Assets Attributable to Common Shares from Operations	$18,629,256

See Note to Financial Statements.

20	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Changes in Net Assets

For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
FROM OPERATIONS:
Net investment income	$9,363,024
Net realized gain on investment securities	2,434,110
Change in net unrealized appreciation on investment securities	7,329,300
Distributions to preferred shareholders:
From net investment income	(497,178)
Net Increase in Net Assets Attributable to Common Shares from Operations	18,629,256

DISTRIBUTIONS TO COMMON SHAREHOLDERS:	(9,989,782)
From net investment income	(9,989,782)
Net Decrease in Net Assets from Distributions to Common Shareholders	(9,989,782)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares, net of offering costs of $605,200	288,377,800
Net asset value of common shares issued to stockholders from reinvestment of dividends	88,360
Net Increase from Capital Share Transactions	288,466,160
Net Increase in Net Assets Attributable to Common Shares	297,105,634

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	100,000
End of period	$297,205,634

See Notes to Financial Statements.

Annual Report | December 31, 2010	21

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Cash Flows	For the period May 26, 2010 (Commencement of Operations) to December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding distributions to preferred shareholders	$19,126,434
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Net realized gain on investment securities	(2,434,110)
Net change in unrealized appreciation on investment securities	(7,329,300)
Premium amortization	22,615
Discount accretion	(6,874)
Amortization of deferred financing costs	172,447
Increase in interest receivable	(2,637,681)
Increase in prepaid expenses and other assets	(133,404)
Increase in interest due on senior secured notes	157,520
Increase in accrued investment advisory fees payable	738,098
Increase in accrued trustee fees payable	24,736
Increase in other payables and accrued expenses	608,492
Purchases of long-term investment securities	(572,414,282)
Proceeds from disposition of long-term investment securities	178,065,668
Net purchases of short term investment securities	(34,732,199)
Net cash used in operating activities	(420,771,840)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of common shares	288,983,000
Offering cost paid for sale of common shares	(605,200)
Proceeds from senior secured notes	96,000,000
Distributions paid-common shareholders-net	(8,280,619)
Distributions paid-term preferred shares-net	(388,551)
Proceeds from issuance of term preferred shares	48,000,000
Deferred financing costs	(3,036,790)
Net cash used in financing activities	420,671,840

Net Decrease in Cash	$(100,000)
Cash beginning of period	$100,000
Cash end of period	$–
Supplemental disclosure of cash flow information:
Cash paid for interest on senior secured notes	$577,404
Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	$88,360

See Notes to Financial Statements.

22	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Financial Highlights	For a Share Outstanding Throughout the Period Indicated

For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.62
Net realized and unrealized gain on investments	0.64
Distributions to preferred shareholders:
From net investment income(a)	(0.03)
Total Income from Investment Operations	1.23
DISTRIBUTIONS TO COMMON SHAREHOLDERS:	(0.66)
From net investment income	(0.66)
Total Distributions to Common Shareholders	(0.66)
CAPITAL SHARE TRANSACTIONS
Common share offering costs charged to paid-in capital	(0.04)
Total Capital Share Transactions	(0.04)
Net asset value per common share-end of period	$19.63

Market price per common share - end of period	$19.96
Total Investment Return - Net Asset Value(b)	6.37%
Total Investment Return - Market Price(b)	3.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$297,206
Ratio of expenses to average net assets attributable to common shares(c)	2.41%(d)
Ratio of net investment income to average net assets attributable to common shares(c)	5.37%(d)
Ratio of expenses to average managed assets(c)(e)	1.83%(d)
Portfolio turnover rate	55%
TERM PREFERRED SHARES
Liquidation value, end of period, including dividends payable on Term
Preferred Shares (000s)	$48,109
Total shares outstanding (000s)	48
Asset coverage per share(f)	$7,194
Liquidation preference per share	$1,000

Annual Report | December 31, 2010	23

Blackstone / GSO Senior Floating Rate Term Fund
Financial Highlights

For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
SENIOR SECURED NOTES
Aggregate principal amount, end of period (000s)	$96,000
Average borrowings outstanding during the period (000s)	$61,527
Asset coverage, end of period per $1,000	$4,096

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus liquidation value of Term Preferred Shares and principal value of senior secured notes payable.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.

See Notes to Financial Statements.

24	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	December 31, 2010

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”) is a non-diversified, closed-end management investment company. The Fund was organized in Delaware on March 4, 2010. The Fund was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. The Fund commenced operations on May 26, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in the Fund to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Fund’s investment adviser. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of the Fund’s assets will be invested in senior secured, floating rate loans (“Senior Loans”). Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

Absent shareholder approval to extend the term of the Fund, the Fund will dissolve on or about May 31, 2020. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of the Fund. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: Net asset value per common share (the “NAV”) will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates the NAV by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

The Fund values its Senior Loans primarily by using the mid-price of market quotations from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider, for composite loan prices, are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. Corporate Bonds, other than short-term

Annual Report | December 31, 2010	25

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	December 31, 2010

investments, are valued at the price provided by an independent pricing service. The prices provided by the independent service are based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments at the measurement date.
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests	$–	$398,787,204	$–	$398,787,204
Corporate Bonds	–	22,596,719	–	22,596,719
Short Term Investment	–	34,732,199	–	34,732,199
Total	$–	$456,116,122	$–	$456,116,122

All securities of the Fund were valued using Level 2 inputs during the year ended December 31, 2010. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Fund.

There were no significant transfers in or out of Levels 1 and 2 during the current period presented.

*For detailed descriptions of classifications, see the accompanying Portfolio of Investments.

26	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	December 31, 2010

New Accounting Pronouncement: The FASB has issued Accounting Standards Update “Improving Disclosures about Fair Value Measurement” (“ASU”), which will require enhanced disclosures about purchases, sales, issuances, and settlement on a gross basis relating to Level 3 measurements. This enhanced disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of, and during the period ended December 31, 2010, management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and New York. As of December 31, 2010, the tax year ended December 31, 2010 remains subject to examination by the Fund’s major tax jurisdictions.

Distributions to Shareholders: The Fund makes monthly cash distributions of all or a portion of its net investment income to common shareholders. The Fund will distribute to common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to outstanding term preferred shares and/or senior secured notes. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the common shares and term preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for administrative and compliance oversight services to the Fund. GSO is a wholly-owned subsidiary of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”).

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”).

Annual Report | December 31, 2010	27

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	December 31, 2010

The Fund pays each Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS, a fee of $12,000 per annum, plus $2,000 per meeting of the Board of Trustees. In addition, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive $3,000 per annum. In addition, for each meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Fund, the Fund will pay each committee member $1,000 for each such committee meeting attended. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of the Fund’s Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Fund, as defined under the 1940 Act.

The Bank of New York Mellon serves as the Fund’s custodian. Mellon Investor Services LLC, an affiliate of The Bank of New York Mellon, serves as the Fund’s transfer agent. The Bank of New York Mellon and Mellon Investor Services, LLC, are not considered affiliates as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

During the period ended December 31, 2010, there were purchase and sale transactions (excluding short term securities) of $596,479,755 and $184,843,501, respectively.

NOTE 5. CAPITAL

The Fund has authorized an unlimited number of $0.001 par value common shares. At December 31, 2010, 15,139,833 common shares were outstanding.

For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
Common shares outstanding-beginning of period	5,236
Common shares issued in connection with initial public offering	15,130,000
Common shares issued as reinvestment of dividends	4,597
Common shares outstanding-end of period	15,139,833

NOTE 6. SENIOR LOANS

Senior Loans hold the most senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. Senior Loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less then the stated maturities shown. However, floating-rate loans typically have an expected average life of two to four years. Floating-rate loans typically have rates of interest which

28	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	December 31, 2010

are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium.

Senior Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a borrower under a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all.

The Fund typically invests in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.

Although the Senior Loans in which the Fund invests are secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund is exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss.

The Fund may acquire Senior Loans through assignments or participations. The Fund typically acquires Senior Loans through assignment or participation, and if a participation, will elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and

Annual Report | December 31, 2010	29

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	December 31, 2010

becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

At December 31, 2010, the Fund has invested $21,761,119 in subordinated loans. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

NOTE 7. LEVERAGE

On August 13, 2010, the Fund issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of the Fund’s Managed Assets. The Fund has used the proceeds of the offerings to purchase additional assets for the Fund’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the termination date of the Fund.

Both the senior secured notes and the term preferred shares may be prepaid or redeemed at the option of the Fund commencing the second anniversary of issuance. In addition, both the senior secured notes and the term preferred shares are subject to mandatory redemption, a) if the Fund fails to meet certain overcollateralization tests, b) after the expiration of the Fund’s reinvestment period, which ends on May 31, 2017, c) if the senior secured notes and term preferred shares have not been fully prepaid/redeemed six months prior to the final maturity date (May 31, 2020), or d) if the Fund fails to pay dividends on the preference shares for six consecutive months. Should the senior secured notes or the term preferred shares be prepaid/redeemed, either through an optional or mandatory prepayment/redemption, the remaining term preferred shares or the senior secured notes shall also become payable/redeemable on a pro-rata basis.

In connection with the Fund’s issuance of senior secured notes and term preferred shares, certain costs were incurred by the Fund and have been recorded as a deferred asset. These costs are being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments commence. The deferred asset balance as of December 31, 2010 is shown on the Statement of Assets and Liabilities under deferred financing

30	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	December 31, 2010

costs. The amount of expense amortized during the period ended December 31, 2010 is shown on the Statement of Operations under amortization of deferred financing costs.

The average cost of the $144 million aggregate senior secured notes and term preferred shares is 1.78% over 3 month LIBOR (London interbank market borrowing rate). The Fund pays quarterly, a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares.

According to the governing documents for the senior secured notes and term preferred shares, the Fund must adhere to certain limitations and restrictions while the leverage is outstanding. These compliance tests are performed by the Fund’s custodian, The Bank of New York Mellon Trust Company. These tests are in addition to any requirements outlined in the Fund’s registration statement and the 1940 Act. As of December 31, 2010, the Fund was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the term preferred shares will vote separately as a class on certain matters, as required by law or the Fund’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, are entitled at all times to elect two Trustees of the Fund.

The use of borrowings to leverage the common shares can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

NOTE 8. TAX BASIS DISTRIBUTIONS

As determined on December 31, 2010, permanent differences resulting primarily from different book and tax accounting for distributions paid by the Fund were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Annual Report | December 31, 2010	31

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	December 31, 2010

Permanent book and tax basis differences of $1,123,936, ($1,123,936) and $0 were reclassified at December 31, 2010 among undistributed net investment income, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund.

The character of distributions paid on a tax basis during the year ending December 31, 2010 is as follows:

Year Ended December 31, 2010
Distributions paid from:
Ordinary Income	$10,486,960
Tax Return of Capital	0
Total	$10,486,960

As of December 31, 2010, the Fund had available for tax purposes unused capital loss carryovers totaling $0.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,310,174
Accumulated Capital Gains/(losses)	0
Unrealized Appreciation	7,329,300
Total	$8,639,474

For federal income tax purposes, the following amounts apply as of December 31, 2010:

Gross unrealized appreciation (excess of value
over tax cost)	$7,679,274
Gross unrealized depreciation (excess of tax cost over value)	(349,974)
Net unrealized appreciation/(depreciation)	7,329,300
Cost of Investments	$448,786,822

32	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Blackstone / GSO Senior Floating Rate Term Fund:

We have audited the accompanying statement of assets and liabilities of Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the period May 26, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone / GSO Senior Floating Rate Term Fund as of December 31, 2010, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from May 26, 2010 (commencement of operations) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado
February 25, 2011

Annual Report | December 31, 2010	33

Blackstone / GSO Senior Floating Rate Term Fund
Summary of Dividend Reinvestment Plan	December 31, 2010 (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may “opt-in” to the plan and elect to reinvest all or a portion of their dividends in our common shares by providing the required enrollment notice to The Bank of New York Mellon, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next dividend or distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Fund’s Board of Trustees declares a dividend or distribution.

When the Fund declares a dividend or distribution, shareholders who are participants in the DRIP receive the equivalent of the amount of the dividend or distribution in our common shares. If you participate in the DRIP, the number of common shares of the Fund you will receive will be determined as follows:

(1)

If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or
(b)	95% of the market price per common share on the determination date.

(2)

If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the dividend or distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

34	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Summary of Dividend Reinvestment Plan	December 31, 2010 (Unaudited)

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by the Fund to the transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such dividends or distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information about the DRIP by writing us at our principal office, which is located at 280 Park Avenue, 11th Floor, New York, NY 10017 or by contacting the DRIP administrator at the following address: BNY Mellon Shareowner Services, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252. You may also contact the DRIP administrator at 1-877-296-3711.

Annual Report | December 31, 2010	35

Blackstone / GSO Senior Floating Rate Term Fund
Additional Information	December 31, 2010

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available (1) on the Fund’s website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Fund’s website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Fund’s website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to this and each other annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Tax Information. Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal period ended December 31, 2010, 0% qualifies for the dividend received deduction available to stockholders.

The amount of long-term capital gains paid for the fiscal period ended December 31, 2010 was $0. For the fiscal period ended December 31, 2010, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Privacy Procedures. Your privacy is very important to us. To ensure our shareholders’ privacy we have developed policies that are designed to protect confidentiality while allowing our shareholders’ needs to be served. In the course of providing our shareholders with products and services, we may obtain non-public personal information, such as your address, social security number, assets and/or income information: (i) in the subscription document and related support documents; (ii) in correspondence and conversations with us or our representatives; and (iii) through transactions in and relating to your investment with us.

We do not disclose any of this personal information about shareholders to anyone other than to our affiliates, except as required for everyday purposes or as permitted by law, such as to our attorneys, auditors, brokers, bankers, regulators, administrators and certain service providers, in such case, only as necessary to facilitate the acceptance of the shareholder’s investment or the management of the Fund. We will also release information about a shareholder if such shareholder directs us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

36	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Additional Information	December 31, 2010

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about the shareholders to those employees and other persons who need to know the information to enable us to provide services to the shareholders. We maintain physical, electronic and procedural safeguards to protect each shareholder’s non-public personal information.

Annual Written Affirmation. The Fund will provide the New York Stock Exchange with an Annual Written Affirmation signed by its Fund’s CEO within 30 days after the initial shareholder meeting.

Section 23(c) Notice. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time the Fund may purchase its common stock in the open market.

Annual Report | December 31, 2010	37

Blackstone / GSO Senior Floating Rate Term Fund
Trustees & Officers	December 31, 2010 (Unaudited)

The oversight of the business and affairs of the Fund is vested in the Board of Trustees. Starting with the first annual meeting of shareholders, the Board of Trustees will be classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Fund’s executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 280 Park Avenue, 11th Floor, New York, NY 10017, unless specified otherwise below.

NON-INTERESTED TRUSTEES:
Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D’Alelio Birth Year: 1952	Trustee and member of Audit and Nominating Committees	Since April 2010	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	—	Trump Entertainment Resorts, Inc.
Michael Holland(b) Birth Year: 1944	Trustee and member of Audit, Nominating, Pricing, and Valuation Committees	Since April 2010	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	—	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.

38	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Trustees & Officers	December 31, 2010 (Unaudited)

NON-INTERESTED TRUSTEES:
Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
John R. O’Neill Birth Year: 1949	Trustee and member of Audit and Nominating Committees; Chairman of Audit Committee	Since April 2010	Mr. O’Neill was a partner of Ernst & Young LLP from 2002 to 2009.	—	—
Thomas W. Jasper(b) Birth Year: 1948	Trustee and member of Audit and Nominating Committees; Chairman of Nominating Committee	Since April 2010	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010.	—	Primus Guaranty, Ltd.

Annual Report | December 31, 2010	39

Blackstone / GSO Senior Floating Rate Term Fund
Trustees & Officers	December 31, 2010 (Unaudited)

INTERESTED TRUSTEES: (c)
Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, Trustee and member of Pricing and Valuation Committees	Since April 2010	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	—	—

(a)

As of December 31, 2010, the Fund was the only fund in the fund complex. In January 2011, Blackstone / GSO Long-Short Credit Income Fund commenced operations and is considered part of the fund complex.

(b)

Effective August 24, 2010, Messrs. Holland and Jasper were designated as representatives of the holders of the Term Preferred Shares until the Fund’s first shareholder meeting, at which time holders of the Term Preferred Shares, voting as a separate class, shall be entitled to elect two of the Fund’s trustees.

(c)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Further information about certain of the Fund’s Trustees is also available in the Fund’s Statement of Additional Information, dated May 25, 2010, which can be obtained without charge by calling 1-877-876-1121.

40	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Trustees & Officers	December 31, 2010 (Unaudited)

OFFICERS: (a)
Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(b)
Daniel H. Smith, Jr. Birth Year: 1963	President and Chief Executive Officer	Since April 2010	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	—
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Since Inception	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.	—
Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Since April 2010	Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.	—
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Since Inception	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.	—
Jane Lee Birth Year: 1972	Public Relations Officer	Since November 2010	Ms. Lee is a Managing Director with GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.	—

(a)	The officers of the Fund received no remuneration from the Fund.
(b)

As of December 31, 2010, the Fund was the only one in the fund complex. In January 2011, the Blackstone / GSO Long-Short Credit Income Fund commenced operations and is considered part of the fund complex.

Annual Report | December 31, 2010	41

Intentionally Left Blank

42	www.blackstone-gso.com

Intentionally Left Blank

Annual Report | December 31, 2010	43

Blackstone / GSO Senior
Floating Rate Term Fund

1.877.876.1121 | WWW.BLACKSTONE–GSO.COM

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated John O’Neill as the registrant’s “audit committee financial expert.” Mr. O’Neill is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. O’Neill was a partner of Ernst & Young LLP from 2002 to 2009.

Item 4. Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal period May 26, 2010 (inception) through December 31, 2010 were $75,000.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal period May 26, 2010 (inception) through December 31, 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0.

(c)

Tax Fees: The aggregate fees billed for the fiscal period May 26, 2010 (inception) through December 31, 2010 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,500.

(d)	All Other Fees: The aggregate fees billed for the fiscal period May 26, 2010 (inception) through December 31, 2010 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal period May 26, 2010 (inception) through December 31, 2010 were $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

John R. O’Neill, Chairman

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: December 31, 2010

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Daniel H. Smith, Jr.	President and Chief Executive Officer	Since Inception

Mr. Smith is a Senior Managing Director, Head of GSO / Blackstone Debt Funds Management LLC (the “Adviser”). Mr. Smith joined the Adviser from Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit. Mr. Smith has over 23 years of experience in investment management, including high yield bank loans and bonds, investment grade debt, mezzanine and private debt, public and private equities and limited partnership investments. Mr. Smith received a Masters in Management from the J.L.

Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Debra Anderson	Portfolio Manager	Since Inception	Ms. Anderson is a Senior Managing Director and the European Portfolio Manager of the Adviser. Before joining the Adviser in 2005, Ms. Anderson worked at Intermediate Capital Group, where she was the Leveraged Loan Portfolio Manager responsible for four collateralized debt obligations funds. Ms. Anderson has been a lending professional for over 17 years. Ms. Anderson received a B.A. from York University.
Daniel T. McMullen	Portfolio Manager	Since Inception	Mr. McMullen is a Managing Director and a leader of the group’s capital markets effort, a member of the Investment and Management Committee of the Adviser. Before joining the

Adviser in 2002, Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Mr. McMullen has earned his Certified Financial Analyst designation and received a B.A. from the University of Rochester where he graduated cum laude.
Douglas Paolillo	Portfolio Manager	Mr. Paolillo is a Managing Director of the Adviser. Before joining the Adviser in 2002, Mr. Paolillo worked at CIBC World Markets, most recently, as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Mr. Paolillo received a B.S. degree in Finance and Business Administration from Providence College where he graduated with distinction.
Lee M. Shaiman	Executive Vice President and Assistant Secretary

Mr. Shaiman is a Managing Director of the Adviser.

Mr. Shaiman joined the Adviser from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group. He is a Certified Public Accountant, licensed in the State of New Jersey. Mr. Shaiman has over 27 years experience in leveraged finance, including structuring and placement of senior bank loans and bridge financing, private placements, high yield bonds and equity co-investments. Mr. Shaiman received a Masters of Science in Accounting and Taxation from the Wharton School of the University of Pennsylvania and a B.S. in Economics, cum laude, Phi Beta Kappa, from Rutgers College.

(a)(2) As of December 31, 2010, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Daniel H. Smith, Jr.					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Debra Anderson					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	4	$2.6 billion	4	$2.6 billion
Other Accounts	0	0	0	0

Daniel T. McMullen					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	4	$1.7 billion	0	0

Douglas Paolillo					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	7	$4.3 billion	7	$4.3 billion
Other Accounts	0	0	0	0

Lee M. Shaiman					See below(1)
Registered Investment Companies	1	$0.4 billion	0	0
Other Pooled Accounts	4	$2.1 billion	4	$2.1 billion
Other Accounts	0	0	0	0

(1) Potential Conflicts of Interest

The portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:

Broad and Wide-Ranging Activities.   The portfolio managers, the Adviser, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, Blackstone and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Allocation of Investment Opportunities.    Certain inherent conflicts of interest arise from the fact that the portfolio managers, the Adviser, Blackstone and their affiliates provide investment management services both to the Fund and other clients, including, other funds, as well as, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time managed by the Adviser and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Adviser Accounts”). In addition, Blackstone and its affiliates provide investment management services to other clients, including other funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time (the “Other Blackstone Funds”), client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Blackstone Accounts” and together with the Other Adviser Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The portfolio managers, the Adviser, Blackstone and their affiliates may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers, the Adviser and Blackstone in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if the Adviser deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund’s or the Other Accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the Other Accounts’ portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or Other Accounts’ portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable. From time to time, the Fund and the Other Adviser Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the Other Adviser Accounts to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Adviser Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Adviser Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Allocation of Personnel.   Although the professional staff of the Adviser will devote as much time to the management of the Fund and the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

Pursuit of Differing Strategies.   At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which he or she exercises investment responsibility, or may decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Investment Banking, Advisory and Other Relationships.   As part of its regular business, Blackstone provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, Blackstone may come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities may be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there may be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone. In certain sell-side and fundraising assignments, the seller may permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price). Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser and portfolio managers will consider those relationships, which may result in certain transactions that the Adviser and portfolio managers will not undertake on behalf of the Fund in view of such relationships.

Service Providers.   The Fund’s service providers (including lenders, brokers, attorneys, and investment banking firms) may be sources of investment opportunities and counterparties therein. This may influence the Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider, will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Fund).

Variation in Financial and Other Benefits.   A conflict of interest arises where the financial or other benefits available to portfolio managers differ among the accounts, clients, entities, funds and/or investment companies that he or she manages. If the amount or structure of the management fee and/or a portfolio manager’s compensation differs among accounts, clients, entities, funds and/or investment companies (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain accounts, clients, entities, funds and/or investment companies over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts, clients, entities, funds and/or investment companies that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts, clients, entities, funds and/or investment companies. Also, the desire of a portfolio manager or the Adviser to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor accounts, clients, entities, funds and/or investment companies in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Material, Non-Public Information.   The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Possible Future Activities.   The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Other Affiliate Transactions.   The Fund may acquire a Senior Loan from a Borrower in which a separate equity or junior debt investment has been made by other GSO or Blackstone affiliates. When making such investments, the Fund and other GSO or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

Further conflicts could arise once the Fund and other affiliates have made their respective investments. For example, if a company goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to securities held by the Fund or by the other affiliates, such other affiliates may have an interest that conflicts with the interests of the Fund. If additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired.

In addition, the Investment Company Act limits the Fund’s ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by Blackstone, GSO or one or more of the Blackstone / GSO Related Parties. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Representing Creditors and Debtors.   Blackstone and its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, the Adviser, Blackstone and their affiliates may serve as advisor to creditor or equity committees. This involvement, for which the Adviser, Blackstone and their affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings.

The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Restrictions Arising under the Securities Laws.   The activities of Blackstone and GSO (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.

Additional Potential Conflicts.   The officers, directors, members, managers, and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by the Adviser.

(a)(3) Portfolio Manager Compensation as of December 31, 2010.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation.   Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation.   In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2010.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Daniel H. Smith, Jr.	$100,001-$500,000

Debra Anderson	$0

Daniel T. McMullen	$0
Douglas Paolillo	$0
Lee M. Shaiman	$10,001-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 9, 2011

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 9, 2011